Exhibit 10.4

I. Summary of First Supplement to Lease Agreement Dated July 23, 2015

A first supplement dated July 23, 2015 (the “First Supplement”) made to the existing lease agreement dated June 25, 2013 (the “Lease Agreement”).

1. Parties: Safe-T Data A.R. Ltd. (“Safe-T”), Herzeliya Center Building and Investments Ltd. (“M.H.B.H”) and Shvartzbard Assets and Investments Ltd. (together with M.HB.H, the “Lessors”).

2. Signing Date: July 23, 2015.

3. Lease Period: September 1, 2015 until December 31, 2017.

4. The Premises: The premises rented by Safe-T as per the Lease Agreement - a second floor 350 square meter unit - shall change to a 330 square meter unit located on the first floor of building A of the “Te’omei Shderot Hagalim” building, 8 Aba Even St., Herzeliya Pituach, Israel. In addition, Safe-T shall receive eight reserved parking spots in the building’s parking lot.

Subject to the arrangements under the First Supplement, all provisions of the Lease Agreement shall apply to the First Supplement.

II. Summary of Second Supplement to Lease Agreement Dated September 10, 2017

A second supplement dated September 10, 2017 (the “Second Supplement”) made to the existing lease agreement dated June 25, 2013, as supplemented on July 23, 2015 (the “Lease Agreement”).

1. Parties: Safe-T Data A.R. Ltd. (“Safe-T”), Herzeliya Center Building and Investments Ltd. (“M.H.B.H”) and Shvartzbard Assets and Investments Ltd. (together with M.H.B.H, the “Lessors”).

2. Signing Date: September 10, 2017.

3. Lease Period: December 31, 2017 until December 31, 2019.

4. The Premises: In addition to the current premises rented by Safe-T, the Lessors shall rent to Safe-T an additional 200 square meter unit located on the first floor of building A of the “Te’omei Shderot Hagalim” building, 8 Aba Even St., Herzeliya Pituach, Israel.

5. Lease Fees: Lease fees are monthly (linked to the Israeli Price Consumer Index as of April 2017), in the amount of NIS 84 per square meter for both units (plus management fees, parking fees and applicable taxes).

Subject to the arrangements under the Second Supplement, all provisions of the Lease Agreement shall apply to the Second Supplement.